THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of August 29, 2002 (the "Amendment"), is by and among MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                    RECITALS

         WHEREAS, the Borrower is party to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among the Borrower, the lenders party thereto (each, a "Lender" and collectively, the "Lenders") and the Agent, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated as of January 9, 2002 and the Second Amendment to Senior Secured Revolving Credit Agreement dated as of June 28, 2002 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement as set forth herein; and

         WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement as set forth herein, but only under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used in this Amendment but not defined herein shall have the definitions assigned in the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         2.1 Section 1.1 - Definitions. The definition of "Revolving Termination Date" in Section 1.1 is deleted in its entirety and replaced by the following:

                  "Revolving Termination Date" means September 30, 2002, or the date when the Revolving Commitments are terminated in full pursuant to this Credit Agreement.

         2.2 Section 1.1 - Definitions. The following new definitions of "Airlines" and Astral" are inserted in Section 1.1 in appropriate alphabetical order:

                  "Airlines" means Midwest Express Airlines, Inc.

                  "Astral" means Astral Aviation, Inc.

         2.3 Section 8(k) - Events of Default. Section 8(k) of the Credit Agreement is amended by deleting the word "or" at the end thereof.

         2.4 Section 8(l) - Events of Default. Section 8(l) of the Credit Agreement is amended by inserting the word "or" at the end thereof.

         2.5 Section 8(m) - Events of Default. A new Section 8(m) of the Credit Agreement is created to read as follows:

                  (m) Airlines and Astral cease, or announce their intention to cease, 40% or more of their flight operations for 5 consecutive days, or Airlines ceases, or announces its intention to cease, all flight operations for more than 24 hours;

         2.6 Schedule 2.1(a) - Commitments. If the Borrower elects to deliver the notice and make a prepayment of Revolving Loans pursuant to Section 4.6(f)(2) of this Amendment, then Schedule 2.1(a) to the Credit Agreement is deleted in its entirety and replaced by Schedule 2.1(a) attached to this Amendment.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Agent and the Lenders that:

         3.1 Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct as of the date hereof. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

         3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it is bound.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

         4.2 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

         4.3 Governing Law. This Amendment shall be governed by the laws of the State of Wisconsin (without regard to choice of law principles).

         4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

         4.5 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.6 Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of each the following conditions precedent:

         (a) The Agent shall have received a fully-executed copy of this Amendment, executed by each of the Borrower, the Lenders and the Agent;

         (b) The Agent shall have received a fully-executed copy of a Reaffirmation of Guaranty in the form attached hereto, executed by each of the Guarantors;

         (c) No Default or Event of Default shall have occurred and be continuing;

         (d) The Borrower shall have paid to the Agent, for the respective pro rata accounts of the Lenders, an amendment fee in the amount of $100,000, which fee shall be non-refundable and fully earned as of the date hereof;

         (e) The Borrower shall have paid all outstanding fees and expenses of the Agent's legal counsel and all fees and expenses of the Agent's legal counsel incurred in connection with this Amendment; and

         (f) (1) The Borrower shall have delivered to the Agent and the Lenders a written consent from Thrivent Financial for Lutherans, as successor in interest to Aid Association for Lutherans, consenting to the execution and delivery by the Borrower of (i) a second priority mortgage, security agreement and fixture filing in favor of the Agent, for the benefit of the Lenders, covering the Borrower's headquarters building and associated real estate located at

6744 South Howell Avenue, Oak Creek, Wisconsin, and (ii) a third priority mortgage, security agreement and fixture filing in favor of U.S. Bank National Association, as Card Processor, covering the Borrower's headquarters building and associated real estate at the foregoing location; or

                  (2) The Borrower shall have (i) delivered to the Agent and the Lenders a written notice that the Borrower has not been able to obtain the consent described in the foregoing Section 4.6(f)(1) and elects instead to proceed under the provisions of this Section 4.6(f)(2), and (ii) paid to the Agent, pursuant to Sections 3.3(c) and 3.13 of the Credit Agreement, a prepayment of Revolving Loans of not less than $7,000,000.

         4.7 Appraisals. The Borrower shall cooperate fully, and cause the Guarantors to cooperate fully, with all appraisers engaged by the Agent to examine and appraise any of the assets of the Borrower and/or the Guarantors, in the Agent's discretion, including without limitation making such assets and information available promptly for inspection by such appraiser(s) as the Agent may request from time to time. The Borrower agrees that the fees and expenses of all such appraisers shall be payable by the Borrower.

         4.8 Ratification. The Credit Agreement, as amended hereby, the other Credit Documents and all other documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, the other Credit Documents and any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

         4.9 No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Agent to grant any similar or other future waivers or amendments of any of the terms and conditions of the Credit Agreement or the other Credit Documents.

         4.10 Release. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors acknowledge and agree that:
(a) they do not have any claim or cause of action against the Agent or any of the Lenders (or any of their respective directors, officers, employees or agents); (b) they do not have any offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Agent and the Lenders; and (c) each of the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's or the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Guarantors unconditionally release, waive and forever discharge (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Agent or any of the Lenders to the Borrower or any Guarantor, except the obligations to be performed by the Agent and the Lenders as expressly stated in the Credit Agreement, as amended hereby, and the other Credit Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any Guarantor might otherwise have against the Agent or any of the Lenders or any of their directors, officers, employees or agents, in either case (i) or (ii) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever arising or occurring on or prior to the date of this Amendment. Except as prohibited by law, the Borrower and the Guarantors hereby waive any right they may have to claim or recover in any litigation involving the Agent or any of the Lenders, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower and the Guarantors (A) certify that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers, releases and discharges, and (B) acknowledge that the Agent and the Lenders have been induced to enter into this Amendment by, among other things, the waivers, releases, discharges and certifications contained herein. The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Senior Secured Revolving Credit Agreement as of the day and year first written above.


                                           MIDWEST EXPRESS HOLDINGS, INC.

                                           By: /s/ Robert S. Bahlman
                                               ---------------------------------
                                           Title:  CFO
                                                  ------------------------------

                                           U.S. BANK NATIONAL
                                           ASSOCIATION, in its
                                           capacity as Agent and as a
                                           Lender

                                           By: /s/ [Authorized Representative]
                                               ---------------------------------
                                           Title:  Assistant Vice President
                                                  ------------------------------

                                           M&I MARSHALL & ILSLEY BANK

                                           By: /s/ [Authorized Representative]
                                               ---------------------------------
                                           Title:  Vice President
                                                  ------------------------------

                                           Attest:/s/[Authorized Representative]
                                                  ------------------------------
                                           Title:  Vice President
                                                  ------------------------------

                                           BANK ONE, NA (Main Office Chicago)

                                           By: /s/ [Authorized Representative]
                                               --------------------------------
                                           Title: Vice President
                                                  ------------------------------


Signature Page

                            REAFFIRMATION OF GUARANTY


        Each of the undersigned (each a "Guarantor") executed a Subsidiary Guaranty (each a "Guaranty") dated as of August 31, 2001 in favor of the Lenders (as defined in each Guaranty) pursuant to which each Guarantor guaranteed certain obligations owed by Midwest Express Holdings, Inc. (the "Borrower") to the Lenders, including, without limitation, all debts, liabilities, obligations, covenants and agreements of the Borrower in that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (as amended from time to time, the "Credit Agreement"), by and between the Borrower, the Lenders and U.S. Bank National Association, as Agent for the Lenders, and related agreements, as amended. Each Guarantor acknowledges and consents to the Third Amendment to Senior Secured Revolving Credit Agreement and hereby agrees that it shall remain liable under its Guaranty for all amounts owed pursuant to the Credit Agreement, as amended by the Third Amendment, and the related agreements. Further, each Guarantor expressly agrees that it shall be irrevocably bound by the provisions of the Release set forth in Section 4.10 of the Third Amendment.

        August 29, 2002.

                                  MIDWEST EXPRESS AIRLINES, INC.

                                  By:  /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  CFO
                                         ---------------------------------------

                                  ASTRAL AVIATION, INC.

                                  By: /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  CFO
                                         ---------------------------------------

                                  MIDWEST EXPRESS SERVICES - OMAHA, INC.

                                  By:  /s/ Robert S. Bahlman
                                      ------------------------------------------
                                  Title:  President
                                         ---------------------------------------


                                  MIDWEST EXPRESS SERVICES - KANSAS CITY, INC.

                                  By:   /s/ Robert S. Bahlman
                                       ----------------------------------------
                                  Title:  President
                                         ---------------------------------------

                                  YX PROPERTIES, LLC

                                  By:  /s/ Robert S. Bahlman
                                       ----------------------------------------
                                  Title:  President
                                         --------------------------------------


Reaffirmation of Guaranty

                                 SCHEDULE 2.1(a)

                     REVOLVING COMMITMENTS, LOC COMMITMENTS

                      and SWING LINE COMMITMENT PERCENTAGES



                                 Revolving Commitment Amount        Revolving Commitment Percentage
U.S. Bank National Association                   $18,309,084                               48.1818%
M&I Marshall & Ilsley Bank                       $14,163,626                               37.2727%
Bank One, NA                                      $5,527,290                               14.5455%
             Totals                              $38,000,000                              100.0000%


                                        LOC Commitment Amount              LOC Commitment Percentage
U.S. Bank National Association                    $12,045,450                               48.1818%
M&I Marshall & Ilsley Bank                         $9,318,175                               37.2727%
Bank One, NA                                       $3,636,375                               14.5455%
             Totals                              $25,000,000                               100.0000%


                                              Swing Line Commitment Percentage
U.S. Bank National Association                                        48.1818%
M&I Marshall & Ilsley Bank                                            37.2727%
Bank One, NA                                                          14.5455%
             Totals                                                  100.0000%
